UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2010

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 18, 2010, The Hanover Insurance Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”) pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, upon the terms and subject to the conditions set forth therein, $200 million aggregate principal amount of the Company’s 7.50% Notes due March 1, 2020 (the “Notes”). The Notes will be issued under the indenture with U.S. Bank National Association, as trustee, dated January 21, 2010, as supplemented by a supplemental indenture.

On February 23, 2010, the Company completed the issuance and sale of the Notes. In connection with the closing of the issuance and sale of the Notes, the Company entered into a supplemental indenture (the “First Supplemental Indenture”) with U.S. Bank National Association, as trustee, relating to the Notes.

The Notes were registered on Form S-3 under the Securities Act of 1933 (Registration Statement File No. 333-164446) (the “Registration Statement”). In order to furnish certain exhibits for incorporation by reference into the Registration Statement, the Company is filing the Underwriting Agreement, the First Supplemental Indenture and the opinion of Ropes & Gray LLP relating to the validity of the Notes as exhibits to this filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated as of February 18, 2010 by and among The Hanover Insurance Group, Inc., Barclays Capital Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named in Schedule I thereto.

4.1	First Supplemental Indenture dated as of February 23, 2010, between U.S. Bank National Association, as trustee, including the form of Global Note attached as Annex A thereto, supplementing the Indenture dated as of January 21, 2010.

5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

99.1	Press Release of The Hanover Insurance Group, Inc. dated February 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc. (Registrant)

Date: February 23, 2010	By:	/s/ Eugene M. Bullis
Name: Eugene M. Bullis Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

1.1	Underwriting Agreement dated as of February 18, 2010 by and among The Hanover Insurance Group, Inc., Barclays Capital Inc. and Goldman, Sachs & Co., as representatives of the several underwriters named in Schedule I thereto.

4.1	First Supplemental Indenture dated as of February 23, 2010, between U.S. Bank National Association, as trustee, including the form of Global Note attached as Annex A thereto, supplementing the Indenture dated as of January 21, 2010.

5.1	Opinion of Ropes & Gray LLP as to the validity of the Notes.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

99.1	Press Release of The Hanover Insurance Group, Inc. dated February 18, 2009.